Exhibit 10.2

AMENDMENT NO. 1 TO

SHARE EXCHANGE AGREEMENT

This Amendment No. 1 to Share Exchange Agreement dated as of July 31, 2009 (the Amendment”), is by and among DEVELOCAP, INC., a Nevada corporation (the “Acquiror”), each of the Persons listed on Exhibit B hereto (collectively the “Shareholders” and individually a “Shareholder”) and TRAI THIEN SEA TRANSPORT INVESTMENT AND DEVELOPMENT JOINT STOCK COMPANY (the “Company”) (the Acquiror, the Shareholders and the Company are hereinafter collectively referred to as the “Parties”).

BACKGROUND

On March 31, 2009, the Parties entered into a Share Exchange Agreement (the “Agreement”), pursuant to which, the Acquiror agreed to issue to the Shareholders an aggregate of 23,400,000 shares of common stock of the Acquiror  in exchange for all of the issued and outstanding stock of the Company.  The Parties desire to amend certain terms of the Agreement such that 7,497,000 shares of Acquiror’s common stock to be issued to the Shareholders and 14,903,000 shares of the Company’s common stock are placed in escrow at closing and released pursuant to the terms of that certain escrow agreement to be entered into by and between the Acquiror, the Shareholders, the Company and Sichenzia Ross Friedman Ference LLP as escrow agent.

In addition, although the approval of the Acquiror Shareholders was not required to affect the transaction contemplated by the Agreement, they were inadvertently included as one of the original parties to the Agreement.  Accordingly, the Parties desire to amend certain terms of the Agreement such that the Acquiror Shareholders are no longer a party to the Agreement and all references made therein to the Acquiror Shareholders are removed.

AGREEMENT

1.

The Parties agree to restate the preamble to the Agreement as follows:

This Share Exchange Agreement, dated as of March 31, 2009, is made by and among DEVELOCAP , INC., a Nevada corporation (the "Acquiror"), each of the Persons listed on Exhibit B hereto (collectively, the "Shareholders", and individually a "Shareholder"), and TRAI THIEN SEA TRANSPORT INVESTMENT AND DEVELOPMENT JOINT STOCK COMPANY  (the "Company").

2.

The Parties agree to insert the following definitions contained in Section I of the Agreement:

1.59

“Escrow Agent” means Sichenzia Ross Friedman Ference LLP, with offices located at 61 Broadway, New York, New York 10006.

1.60 “Escrow Agreement” means the Escrow Agreement in substantially the form of Appendix A hereto executed and delivered contemporaneously with this Agreement.

3.

The Parties agree to restate the following definitions contained in Section I of the Agreement:

1.51

“Shares” means the 20,943,000 issued and outstanding shares of the Company owned by the Shareholders and exchanged pursuant to this Agreement.

4.

The Parties agree to restate Section 2.1 of the Agreement as follows:

2.1

Share Exchange. Each of the Shareholders desires to transfer to, and the Acquiror desires to acquirer from each Shareholder, that number of Shares set out beside the respective names of the Shareholders in Exhibit “BB” for the consideration and on the terms set forth in this Agreement.  The aggregate consideration for the Shares acquired by the Acquiror pursuant to this Agreement will be 23,400,000 shares of the Acquiror’s Common Stock, which shares shall be issued to the Shareholders in accordance with Section 2.2, on a pro rata basis among the Shareholders based on the percentage of the Shares owned by each Shareholder as set forth in Exhibit BB.

5.

The Parties agree to restate Section 2.2 of the Agreement as follows:

2.2

Escrow of Shares. Upon execution of this Agreement, the Acquiror shall place an aggregate of 14,903,000shares of Acquiror’s common stock, consisting of the Subsequent Acquisition Shares (as such term is defined in Section 3.2) in escrow with the Escrow Agent pursuant to the terms of the Escrow Agreement.  In addition, at Closing the Shareholders shall place that number of shares set out beside their respective name on Exhibit “BB” in escrow with the Escrow Agent pursuant to the terms of the Escrow Agreement.  Such shares shall be released by the Escrow Agent in accordance with the terms of the Escrow Agreement and Section III hereof.

6

The Parties agree to restate Section III of the Agreement in its entirety as follows:

3.1

Closing. The initial closing of the share exchange will occur on or before September 30, 2009 (the “Initial Acquisition”). The consideration for the Initial Acquisition shall be 7,497,000 shares of the Acquiror’s common stock (the “Initial Acquisition Shares”).  The closing of the Initial Acquisition (the “Closing”)  shall take place at the offices of the Escrow Agent in New York, New York, on or before September 30, 2009, or at such later date as all of the closing conditions set forth in Sections 9 and 10 have been satisfied or waived (the “Closing Date”).  At the Closing, each Shareholder will deliver to the Acquiror certificate(s) evidencing the number of Shares held by such Shareholder (as set forth in Exhibit BB), along with executed medallion guaranteed stock powers transferring such Shares to the Acquiror, against delivery to each Shareholder by the Acquiror of a certificate evidencing such Shareholder's pro rata share of the Initial Acquisition Shares (as set forth in Exhibit BB).

3.2

Subsequent Closing.  Following the Closing Date, the Acquiror shall have the right to acquire up to the remaining 51% interest in the Company (the “Subsequent Closing”) in accordance with applicable Vietnamese laws and regulations (the “Subsequent Acquisition”).  The Acquiror shall be permitted to acquire such additional shares of the Company as permitted, from time to time, by applicable Vietnamese laws and regulations.  The consideration for the Subsequent Acquisition shall be up to an aggregate of 14,903,000 shares of the Acquiror’s common stock (the “Subsequent Acquisition Shares”).  Such subsequent closing or closings, as the case may be, shall take place at the offices of the Escrow Agent in New York, New York, on or before December 31, 2012, or at such later date as agreed by the parties (the “Subsequent Closing Date”).  At such subsequent closing or closings, in accordance with the terms of the Escrow Agreement, the Escrow Agent will deliver to the Acquiror certificate(s) evidencing the Subsequent Acquisition Shares along with executed medallion guaranteed stock powers (or such transfer documents required by applicable law) transferring such Shares to the Acquiror, against delivery to each Shareholder by the Escrow Agent of a certificate evidencing such Shareholder’s pro rata share of the Subsequent Acquisition Shares.

7.

The Parties agree to restate Section 5.6 of the Agreement as follows:

5.6

Binding Obligations. Assuming this Agreement has been duly and validly authorized, executed and delivered by the Acquiror and the Shareholders, this Agreement is, and as of the Closing each other agreement or instrument contemplated hereby to which the Company is a party, will have been duly authorized, executed and delivered by the Company and will be the legal, valid and binding Agreement of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

8.

The Parties agree to restate the heading and preamble of Section VI of the Agreement as follows:

SECTION VI

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

The Acquiror represents and warrants to the Shareholders and the Company as follows:

9.

The Parties agree to delete Section 8.8 of the Agreement in its entirety.

10.

The Parties agree to restate Section IX of the Agreement in its entirety as follows:

SECTION IX

CONDITIONS PRECEDENT TO THE ACQUIROR'S

OBLIGATION TO CLOSE

The Acquiror's obligation to acquire the Initial Acquisition Shares and, as permitted by applicable Vietnamese laws and regulations, the Subsequent Acquisition Shares and to take the other actions required to be taken by the Acquiror at the Initial Closing and the Subsequent Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Acquiror, in whole or in part):

9.1

Accuracy of Representations. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Initial Closing Date and Subsequent Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Initial Closing Date and Subsequent Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

9.2

Performance by the Company and Shareholders.

9.2.1

All of the covenants and obligations that the Company and Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Initial Closing or Subsequent Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

9.2.2

Each document required to be delivered by the Company and the Shareholders pursuant to this Agreement at or prior to Closing must have been delivered.

9.3

No Force Majeure Event. Since December 31, 2008, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquired Company, or any loss, injury, delay, damage, distress, or other casualty, due to force Majeure including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

9.4

Certificate of Officer. On the Initial Closing Date and Subsequent Closing Date, as applicable, the Company will have delivered to the Acquiror a certificate, dated as of the date thereof, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 9.1, 9.2 and 9.3.

9.5

Certificate of Shareholders. On the Initial Closing Date and Subsequent Closing Date, as applicable, each Shareholder will have delivered to the Acquiror a certificate, dated as of the date thereof, executed by such Shareholder, if a natural person, or an authorized officer of the Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 9.1 and 9.2.

9.6

Consents.

9.6.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company and/or the Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Company or the Shareholders, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

9.7

Documents. The Company and the Shareholders must have caused the following documents to be delivered to the Acquiror as of the Initial Closing Date and Subsequent Closing Date:

a Secretary's Certificate of the Company, dated as of the date therof, certifying attached copies of (A) the Organizational Documents of the Company and each Company Subsidiary, (B) the resolutions of General Meeting of Shareholder or the Company Board of the Company (subject to the Charter of the Company) approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

9.7.1

a certified certificate of good standing, or equivalent thereof, of the Company;

9.7.2

each of the Transaction Documents to which the Company and/or the Shareholders is a party, duly executed; and

9.7.3

such other documents as the Acquiror may reasonably request for the purpose of (i) evidencing the accuracy of any of the representations and warranties of the Company and the Shareholders pursuant to Section 9.1, (ii) evidencing the performance of, or compliance by the Company and the Shareholders with, any covenant or obligation required to be performed or complied with by the Company or the Shareholders, as the case may be, (iii) evidencing the satisfaction of any condition referred to in this Section 9, or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

9.8

No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Initial Closing Date or Subsequent Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

9.9

No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any Person any claim asserting that such Person (a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Shares or any other stock, voting, equity, or ownership interest in, the Company, or (b) is entitled to all or any portion of the Acquiror Shares.

11.

The Parties agree to restate Section X of the Agreement as follows:

SECTION X

CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY

AND THE SHAREHOLDERS TO THE CLOSING

The Shareholders' obligation to transfer the Shares and the obligations of the Company to take the other actions required to be taken by the Company at the Initial Closing and, as applicable, the Subsequent Closing, are subject to the satisfaction, at or prior to the Initial Closing or Subsequent Closing, as applicable, of each of the following conditions (any of which may be waived by the Company and the Shareholders, in whole or in part):

10.1

Accuracy of Representations. The representations and warranties of the Acquiror set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Initial Closing Date and Subsequent Closing Date, as applicable, and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Acquiror and Acquiror Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Initial Closing Date and Subsequent Closing Date, as applicable, and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

10.2

Performance by the Acquiror.

10.2.1

All of the covenants and obligations that the Acquiror are required to perform or to comply with pursuant to this Agreement at or prior to the Initial Closing and Subsequent Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

10.2.2

As of the Initial Closing Date, all directors and officers of Acquiror shall have tendered their resignations in a form reasonably acceptable to the Company, and the Shareholders’ nominees shall have been appointed to the Acquiror’s board of directors in a form reasonably acceptable to the Company; and

10.2.3

Each document required to be delivered by the Acquiror and Acquiror Shareholders pursuant to this Agreement must have been delivered.

10.3

No Force Majeure Event. Since January 31, 2009, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquiror Company, or any loss, injury, delay, damage, distress, or other casualty, due to force majeure including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

10.4

Certificate of Officer. On the Initial Closing Date and the Subsequent Closing Date, as applicable, the Acquiror will have delivered to the Company a certificate, dated as of the date thereof, executed by an officer of the Acquiror, certifying the satisfaction of the conditions specified in Sections 10.1, 10.2. and 10.3.

10.5

Consents.

10.5.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Acquiror for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Acquiror, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

10.6

Documents. The Acquiror must have caused the following documents to be delivered to the Company and/or the Shareholders on the Initial Closing Date and Subsequent Closing Date:

10.6.1

a Secretary's Certificate, dated as of the date thereof certifying attached copies of (A) the Organizational Documents of the Acquiror and each Acquiror Subsidiary, (B) the resolutions of the Acquiror Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Acquiror signing this Agreement and any other agreement or instrument contemplated hereby to which the Acquiror is a party;

10.6.2

a Certificate of Good Standing of the Acquiror;

10.6.3

each of the Transaction Documents to which the Acquiror is a party, duly executed; and

10.6.4

such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Acquiror pursuant to Section 10.1, (ii) evidencing the performance by the Acquiror of, or the compliance by the Acquiror with, any covenant or obligation required to be performed or complied with by the Acquiror, (iii) evidencing the satisfaction of any condition referred to in this Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

10.7

No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Initial Closing Date or Subsequent Closing Date ) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

12.

The Parties agree to delete Section 12.2 of the Agreement in its entirety.

13.

The Parties agree to restate Section 12.5 as follows:

12.5

Breach by Shareholders. Nothing in this Section 12 shall limit the Acquiror's right to pursue any appropriate legal or equitable remedy against any Shareholder with respect to any Damages arising, directly or indirectly, from or in connection with: (a) any breach by such Shareholder of any representation or warranty made by such Shareholder in this Agreement or in any certificate delivered by such Shareholder pursuant to this Agreement or (b) any breach by such Shareholder of its covenants or obligations in this Agreement.

14.

The Parties agree to restate Section 13.3.1 as follows:

13.3.1

Subsequent to the date of this Agreement, the Acquiror, the Shareholders and the Company will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

15.

Representations and Warranties of the Shareholders.

15.1

Authority. The Shareholder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Amendment by the Shareholder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Shareholder and no further action is required by such Shareholder in connection therewith.  This Amendment has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

15.2

All of the Shareholder’s representations and warranties contained in this Amendment shall survive the execution, delivery, and acceptance of this Amendment by the parties hereto.  The Shareholder expressly reaffirms that each of the representations and warranties set forth in the Agreement, continues to be true, accurate, complete, and the Shareholder hereby remakes and incorporates herein by reference each such representation and warranty as though made on the date of this Amendment.

16.

Representations and Warranties of the Company.

16.1

Authorization and Validity of this Agreement. The execution, delivery and performance by the Company of this Amendment and the recording of the transfer of the Shares and the delivery of the Shares are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not require from the Board or Shareholders of the Company any consent or approval that has not been validly and lawfully obtained, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government that has not been  validly and lawfully obtained, filed or registered, as the case may be, except for those that, if not obtained or made would not have a Material Adverse Effect.

16.2

All of the Company’s warranties and representations contained in this Amendment shall survive t he execution, delivery and acceptance of this Amendment by the parties hereto.  The  Company expressly reaffirms that each of the representations and warranties set forth in the Agreement, continues to be true, accurate and complete, and the Company hereby remake and incorporate herein by reference each such representation and warranty as though made on the date of this Amendment.

17.

Representations and Warranties of the Acquiror.

17.1

Authorization. The Acquiror has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Amendment and each of the Transaction Documents to which the Acquiror is a party, to consummate the transactions contemplated by this Amendment and each of the Transaction Documents to which the Acquiror is a party and to perform its obligations under this Amendment and each of the Transaction Documents to which the Acquiror is a party. The execution, delivery and performance by the Acquiror of this Amendment and each of the Transaction Documents to which the Acquiror is a party have been duly authorized by all necessary corporate action and do not require from the Acquiror Board or the stockholders of the Acquiror any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Acquiror of this Amendment and each of the Transaction Documents to which the Acquiror is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person other than such customary filings with the Commission for transactions of the type contemplated by this Amendment.

17.2

All of the Acquiror’s warranties and representations contained in this Amendment shall survive the execution, delivery and acceptance of this Amendment by the parties hereto.  The Acquiror expressly reaffirms that each of the representations and warranties set forth in the Agreement, continues to be true, accurate and complete, and the Acquiror hereby remake and incorporate herein by reference each such representation and warranty as though made on the date of this Amendment.

18.

Miscellaneous.

18.1

Except as specifically modified herein, all of the terms, provisions and conditions of the Amendment and all other documents executed in connection with the Amendment shall be identical to the terms, provisions and conditions of the Agreement and shall remain in full force and effect and the rights and obligations of the parties with respect thereto shall, except as specifically provided herein, be unaffected by this Amendment and shall continue as provided in such documents and shall not be in any way changed, modified or superseded by the terms set forth herein.

18.2

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Agreement.

18.3

All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Agreement.

18.4

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives.  This Amendment shall be for the sole benefit of the parties to this Amendment and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any person or entity, other than the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

18.5

This Amendment may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

18.6

This Amendment constitutes the entire agreement among the parties with respect to the matters covered hereby and thereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

18.7    The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof.  If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

18.8

No provision of this Amendment may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Amendment shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 to the Share Exchange Agreement as of the date first written above.

ACQUIROR

DEVELOCAP, INC.

By : /s/ Lori Laney

Name: Lori Laney

Title: President

_______________________________

Witness

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

THE COMPANY:

TRAI THIEN SEA TRANSPORT INVESTMENT AND DEVELOPMENT JOINT STOCK COMPANY

By: /s/ Nguyen Quoc Khanh

Name: Nguyen Quoc Khanh

Title: President & CEO

Witness

COMPANY SHAREHOLDERS:

/s/ Nguyen Quoc Khanh
Mr. Nguyen Quoc Khanh	Witness

/s/ Nguyen Thuy The Ha
Mr. Nguyen Thuy The Ha	Witness

/s/ Nguyen Van Van
Mr. Nguyen Van Van	Witness

/s/ Ton Quang Viet
Mr. Ton Quang Viet	Witness

/s/ Dinh Minh Hoang
Mr. Dinh Minh Hoang	Witness

/s/ Vu Quoc Hao
Mr. Vu Quoc Hao	Witness

/s/ Pham Xuan Nghi
Mr. Pham Xuan Nghi	Witness

/s/ Nguyen Van Nghiep
Mr. Nguyen Van Nghiep	Witness

/s/ Tran Van Hien
Mr. Tran Van Hien	Witness

EXHIBIT B

LIST OF SHAREHOLDERS OF THE COMPANY

No	Shareholder Name	No of Shares Owned	Percentage of the Total Issued and Outstanding Shares of the Company
1.	Nguyễn Quốc Khánh	19,600,000	93.68%
2.	Nguyễn Văn Vân	500,000	02.39%
3.	Nguyễn Thụy Thể Hà	500,000	02.39%
4.	Tôn Quang Việt	20,000	00.10%
5.	Đinh Minh Hoàng	6,000	00.03%
6.	Vũ Quốc Hảo	100,000	00.48%
7.	Phạm Xuân Nghị	20,000	00.10%
8.	Nguyễn Văn Nghiệp	100,000	00.48%
9.	Trần Văn Hiền	33,500	00.16%
10.	Nguyễn Hải Sơn	33,500	00.16%
11.	Nguyễn Văn Thông	20,000	00.10%
12.	Lê Văn Bình	10,000	00.05%
	Total Issued and Outstanding Shares	20,943,000	100.00%

EXHIBIT BB

PHỤ LỤC BB

SHARES AND ACQUIROR SHARES TO BE EXCHANGED

CỔ PHIẾU VÀ CỔ PHIẾU CỦA BÊN MUA ĐƯỢC CHUYỂN ĐỔI

Total Shares to be delivered by the Shareholders to Acquiror: __________________________

Tổng số cổ phiếu do cổ đông chuyển giao cho bên mua: __________________________

Total Acquiror Shares to be delivered by the Acquiror to the Shareholders:________________

Tổng số cổ phiếu của bên mua được bên mua chuyển cho các cổ đông:________________

Name & Address of Each Shareholder	No. of Shares Owned	Percentage of Total Shares Owned	Percentage of Acquiror’s Shares of Common Stock Immediately After Closing	Percentage of Total Acquiror Shares Issuable at Closing	Pro-Rata Share of Closing Acquiror Shares
Nguyễn Quốc Khánh	19,600,000	93.59%	21,899,441	93.59%	93.59%
Nguyễn Văn Vân	500,000	02.39%	558,659	02.39%	02.39%
Nguyễn Thụy Thể Hà	500,000	02.39%	558,659	02.39%	02.39%
Tôn Quang Việt	20,000	00.10%	23,346	00.10%	00.10%
Đinh Minh Hoàng	6,000	00.03%	6,704	00.03%	00.03%
Vũ Quốc Hảo	100,000	00.48%	111,732	00.48%	00.48%
Phạm Xuân Nghị	20,000	00.10%	22,346	00.10%	00.10%
Nguyễn Văn Nghiệp	100,000	00.48%	111,732	00.48%	00.48%
Trần Văn Hiền	33,500	00.16%	37,430	00.16%	00.16%
Nguyễn Hải Sơn	33,500	00.16%	37,430	00.16%	00.16%
Nguyễn Văn Thông	20,000	00.10%	23,346	00.10%	00.10%
Lê Văn Bình	10,000	00.05%	11,173	00.05%	00.05%

Tên và địa chỉ của mỗi cổ đông	Số lượng cổ phiếu sở hữu	Phầm trăm tổng cổ phiếu sở hữu	Phầm trăm cổ phiếu thường chia cho bên mua ngay sao khi kết thúc dịch vụ	Phần trăm tổng cổ phiếu có thể phát hành vào thời điểm kết thúc dịch vụ chia cho bên mua	Phần chia theo tỷ lệ của cổ phiếu bên mua vào thời điểm kết thúc dịch vụ
Nguyễn Quốc Khánh	19,600,000	93.59%	21,899,441	93.59%	93.59%
Nguyễn Văn Vân	500,000	02.39%	558,659	02.39%	02.39%
Nguyễn Thụy Thể Hà	500,000	02.39%	558,659	02.39%	02.39%
Tôn Quang Việt	20,000	00.10%	23,346	00.10%	00.10%
Đinh Minh Hoàng	6,000	00.03%	6,704	00.03%	00.03%
Vũ Quốc Hảo	100,000	00.48%	111,732	00.48%	00.48%
Phạm Xuân Nghị	20,000	00.10%	22,346	00.10%	00.10%
Nguyễn Văn Nghiệp	100,000	00.48%	111,732	00.48%	00.48%
Trần Văn Hiền	33,500	00.16%	37,430	00.16%	00.16%
Nguyễn Hải Sơn	33,500	00.16%	37,430	00.16%	00.16%
Nguyễn Văn Thông	20,000	00.10%	23,346	00.10%	00.10%
Lê Văn Bình	10,000	00.05%	11,173	00.05%	00.05%

1

The address for each Shareholder is c/o

Địa chỉ của từng Cổ Đông là c/o

2

Numbers do not add up to 100% due to rounding.

Số không được tính cộng thêm đến 100% do làm tròn.

3

Numbers do not add up to 100% due to rounding

Số không được tính cộng thêm đến 100% do làm tròn.

APPENDIX A

FORM OF ESCROW AGREEMENT

[To be attached]